UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
February 15, 2022

TOUGHBUILT INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)

Nevada	001-38739	46-0820877
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

25371 Commercentre Drive, Suite 200
Lake Forest, CA	92630
(Address of principal executive offices)	(Zip Code)

(949) 528-3100
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	TBLT	Nasdaq Capital Market
Series A Warrants	TBLTW	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).  Emerging Growth Company
☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 1.01 Entry into a Material Definitive Agreement.

On February 15, 2022, ToughBuilt Industries, Inc., a Nevada corporation (the “Company”), entered into a Securities Purchase Agreement (the “Purchase Agreement”) with institutional investors named therein (the “Purchasers”), pursuant to which the Company issued, in a registered direct offering (the “Offering”), an aggregate of $5,000,000 of Preferred Stock (split evenly among the Series F Convertible Preferred Stock, par value $0.0001 per share (“Series F”), and Series G Convertible Preferred Stock, par value $0.0001 per share (“Series G,” and together with the Series F, the “Preferred Stock”)). The shares of Preferred Stock have a stated value of $1,000 per share and are convertible, following the date of the issuance thereof, into an aggregate of 12,500,000 shares of common stock of the Company upon the conversion of Series F and into an aggregate of 12,500,000 shares of common stock of the Company upon the conversion of Series G, at a conversion price of $0.20 per share each.

The Preferred Stock described above and the underlying shares of Common Stock were offered pursuant to a “shelf” registration statement on Form S-3 (Registration No. 333-252630) (the “Registration Statement”), which was declared effective by the Securities and Exchange Commission (the “SEC”) on February 8, 2021.

In a concurrent private placement, the Company also issued to such investors unregistered warrants (the “Common Warrants”) to purchase up to an aggregate of 18,750,000 shares of the Company’s common stock, at an exercise price of $0.251 per share. The Common Warrants will be exercisable on the date that is the later of (a) the consummation of either a stockholder vote on the proposal to authorize the Company’s board of directors to effect a reverse stock split (the “Reverse Stock Split”) or increase the authorized shares of the Company’s common stock; and (b) six months after the date of issuance, and will have a term of 5 years from the initial exercise date.

The Purchase Agreement contained customary representations and warranties and agreements of the Company and the Purchasers and customary indemnification rights and obligations of the parties. The offering closed on February 15, 2022.

As compensation to H.C. Wainwright & Co., LLC (the “Placement Agent”), as the exclusive placement agent in connection with the offering, the Company paid the Placement Agent a cash fee of 7% of the aggregate gross proceeds raised in the Offering, plus a management fee equal to 0.5% of the gross proceeds raised in the offering and reimbursement of certain expenses and legal fees. The Company also issued to designees of the Placement Agent warrants to purchase up to 1,500,000 shares of Common Stock (the “Placement Agent Warrants”). The Placement Agent Warrants are exercisable for $0.25 per share and become exercisable on the date that is the later of (a) the consummation of either a stockholder vote on the proposal to authorize the Company’s board of directors to effect a Reverse Stock Split or increase the authorized shares of the Company’s common stock; and (b) six months after the date of issuance, and will expire on February 15, 2027.

The Company received net proceeds of approximately $4,350,000 from the offering, after deducting the estimated offering expenses payable by the Company, including the Placement Agent fees. The Company intends to use the net proceeds from the offering for working capital purposes. See “
Use of Proceeds
.”

Item 3.02 Unregistered Sales of Equity Securities.

The Company issued the Common Warrants and Placement Agent Warrants pursuant to the exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), available under Section 4(a)(2) and/or Rule 506(b) of Regulation D promulgated thereunder. A description of the Common Warrants and Placement Agent Warrants under Item 1.01 of this Form 8-K is incorporated by reference herein. Forms of Common Warrant and Placement Agent Warrants have been filed as exhibits to this Form 8-K and are incorporated by reference herein.

Item 3.03 Material Modifications to Rights of Security Holders.

The disclosure required by this Item and included in Item 5.03 of this Current Report is incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws.

Series F Convertible Preferred Stock

On February 15, 2022, the Company filed a Certificate of Designation with the Nevada Secretary of State therein designating 2,500 shares of “blank check” preferred stock as Series F Convertible Preferred Stock with a stated value of $1,000 per share. The following is a summary of the principal terms of the Series F Convertible Preferred Stock:

Dividends

The holders of Series F Convertible Preferred Stock will be entitled to dividends, on an as-if converted basis, equal to and in the same form as dividends actually paid on shares of common stock, when and if actually paid.

Voting Rights

The Series F Convertible Preferred Stock has no voting rights, except:

•
the right to vote, with the holders of common stock, as a single class, with each share of Series F Convertible Preferred Stock entitled to vote on an as converted basis (i.e., 5,000 votes per share), on any resolution presented to stockholders for the purpose of (i) obtaining approval of the Reverse Stock Split, and (ii) increasing the Company’s authorized shares of common stock.

•
otherwise, as long as any shares of Series F Convertible Preferred Stock are outstanding, the holders of the Series F Convertible Preferred Stock will be entitled to approve, by a majority vote of the then outstanding shares of Series F Convertible Preferred Stock if the Company seeks to (a) alter or change adversely the powers, preferences or rights given to the Series F Convertible Preferred Stock or alter or amend the Certificate of Designation governing the Series F Convertible Preferred Stock, (b) amend the Articles of Incorporation, as amended, or other charter documents in any manner that adversely affects any rights of the holders of the Series F Convertible Preferred Stock, (c) increase the number of authorized shares of Series F Convertible Preferred Stock, or (d) enter into any agreement with respect to any of the foregoing.

Liquidation

Upon any liquidation, dissolution or winding-up of the Company, whether voluntary or involuntary (a “Liquidation), the then holders of the Series F Convertible Preferred Stock shall be entitled to receive out of the assets, whether capital or surplus, of the Company the same amount that a holder of common stock would receive if the Series F Convertible Preferred Stock were fully converted (disregarding for such purposes any conversion limitations hereunder) to common stock which amounts shall be paid pari passu with all holders of common stock.

Conversion

The Series F Convertible Preferred Stock is convertible into common stock at any time after the date of issuance. The conversion rate, subject to adjustment as set forth in the Certificate of Designation governing the Series F Convertible Preferred Stock, is determined by dividing the stated value of the Series F Convertible Preferred Stock by $0.20 (the “Conversion Price”). The Conversion Price can be adjusted as set forth in the Certificate of Designation governing the Series F Convertible Preferred Stock for stock dividends and stock splits or the occurrence of a fundamental transaction (as defined below). Upon conversion the shares of Series F Convertible Preferred Stock shall resume the status of authorized but unissued shares of preferred stock of the Company.

Optional Conversion

The Series F Convertible Preferred Stock can be converted at the option of the holder at any time and from time to time after the date of issuance.

Beneficial Ownership Limitation

The Series F Convertible Preferred Stock cannot be converted to common stock if the holder and its affiliates would beneficially own more than 4.99% (or 9.99% at the election of the holder) of the outstanding common stock. However, any holder may increase or decrease such percentage to any other percentage not in excess of 9.99% upon notice to us, provided that any increase in this limitation will not be effective until 61 days after such notice from the holder to us and such increase or decrease will apply only to the holder providing such notice.

Preemptive Rights

No holders of Series F Convertible Preferred Stock will, as holders of Series F Convertible Preferred Stock, have any preemptive rights to purchase or subscribe for our common stock or any of our other securities.

Redemption

The shares of Series F Preferred Stock are not redeemable by the Company.

Trading Market

There is no established trading market for any of the Series F Convertible Preferred Stock, and we do not expect a market to develop. We do not intend to apply for a listing for any of the Series F Convertible Preferred Stock on any securities exchange or other nationally recognized trading system. Without an active trading market, the liquidity of the Series F Convertible Preferred Stock will be limited.

Series G Convertible Preferred Stock

On February 15, 2022, the Company filed a Certificate of Designation with the Nevada Secretary of State therein the designating 2,500 shares of “blank check” preferred stock as Series G Convertible Preferred Stock with a stated value of $1,000 per share. The following is a summary of the principal terms of the Series G Convertible Preferred Stock:

Dividends

The holders of Series G Convertible Preferred Stock will be entitled to dividends, on an as-if converted basis, equal to and in the same form as dividends actually paid on shares of common stock, when and if actually paid.

Voting Rights

The Series G Convertible Preferred Stock has no voting rights, except:

•
the right to vote, with the holders of common stock, as a single class, with each share of Series G Convertible Preferred Stock entitled to 500,000 votes per share, on any resolution presented to stockholders for the purpose of (i) obtaining approval of the Reverse Stock Split, and (ii) increasing the Company’s authorized shares of common stock, in the same proportion as the aggregate shares of common stock voted on such proposal; and

•
otherwise, as long as any shares of Series G Convertible Preferred Stock are outstanding, the holders of the Series G Convertible Preferred Stock will be entitled to approve, by a majority vote of the then outstanding shares of Series G Convertible Preferred Stock if the Company seeks to (a) alter or change adversely the powers, preferences or rights given to the Series G Convertible Preferred Stock or alter or amend the Certificate of Designation governing the Series G Convertible Preferred Stock, (b) amend the Articles of Incorporation, as amended, or other charter documents in any manner that adversely affects any rights of the holders of the Series G Convertible Preferred Stock, (c) increase the number of authorized shares of Series G Convertible Preferred Stock, or (d) enter into any agreement with respect to any of the foregoing.

Liquidation

Upon any liquidation, dissolution or winding-up of the Company, whether voluntary or involuntary, or a Liquidation, the then holders of the Series G Convertible Preferred Stock shall be entitled to receive out of the assets, whether capital or surplus, of the Company the same amount that a holder of common stock would receive if the Series G Convertible Preferred Stock were fully converted (disregarding for such purposes any conversion limitations hereunder) to common stock which amounts shall be paid pari passu with all holders of common stock.

Conversion

The Series G Convertible Preferred Stock is convertible into common stock after the date of issuance. The conversion rate, subject to adjustment as set forth in the Certificate of Designation governing the Series G Convertible Preferred Stock, is determined by dividing the stated value of the Series G Convertible Preferred Stock by $0.20 (the “Conversion Price”). The Conversion Price can be adjusted as set forth in the Certificate of Designation governing the Series G Convertible Preferred Stock for stock dividends and stock splits or the occurrence of a fundamental transaction (as defined below). Upon conversion the shares of Series G Convertible Preferred Stock shall resume the status of authorized but unissued shares of preferred stock of the Company.

Beneficial Ownership Limitation

The Series G Convertible Preferred Stock cannot be converted to common stock if the holder and its affiliates would beneficially own more than 4.99% (or 9.99% at the election of the holder) of the outstanding common stock. However, any holder may increase or decrease such percentage to any other percentage not in excess of 9.99% upon notice to us, provided that any increase in this limitation will not be effective until 61 days after such notice from the holder to us and such increase or decrease will apply only to the holder providing such notice.

Preemptive Rights

No holders of Series G Convertible Preferred Stock will, as holders of Series G Convertible Preferred Stock, have any preemptive rights to purchase or subscribe for our common stock or any of our other securities.

Redemption

The shares of Series G Preferred Stock are not redeemable by the Company.

Trading Market

There is no established trading market for any of the Series G Convertible Preferred Stock, and we do not expect a market to develop. We do not intend to apply for a listing for any of the Series G Convertible Preferred Stock on any securities exchange or other nationally recognized trading system. Without an active trading market, the liquidity of the Series G Convertible Preferred Stock will be limited.

The summaries above only purport to be a summary of the principal terms of the Series F Convertible Preferred Stock and Series G Convertible Preferred Stock. The filed Certificates of Designation for each series of preferred stock are filed as exhibits to this Form 8-K and are incorporated by reference herein.

Item 7.01 Regulation FD.

On February 15, 2022, the Company issued a press release announcing the offering. A copy of the press release is filed as Exhibit 99.1 to this Current Report and incorporated herein by reference.

The information set forth under Item 7.01 of this Form 8-K, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the Exchange Act”), or otherwise subject to the liabilities of such section. The information in Item 7.01 of this Current Report, including Exhibit 99.1, shall not be incorporated by reference into any filing under the Securities Act or the Exchange Act, regardless of any incorporation by reference language in any such filing, except as expressly set forth by specific reference in such a filing. This Current Report will not be deemed an admission as to the materiality of any information in this Current Report that is required to be disclosed solely by Regulation FD. The disclosures under Item 7.01, including Exhibit 99.1 hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section. The information provided herein shall not be deemed incorporated by reference into any filing made under the Securities Act, except as expressly set forth by specific reference in such filing.

Item 9.01 Financial Statement and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.1	Certificate of Designation of Preferences, Rights and Limitations of Series F Convertible Preferred Stock
3.2	Certificate of Designation of Preferences, Rights and Limitations of Series G Convertible Preferred Stock
4.1	Form of Common Warrant
4.2	Form of Placement Agent Warrant
5.1	Opinion of Carmel, Milazzo & Feil LLP
10.1	Form of Securities Purchase Agreement, dated July 11, 2021, by and between ToughBuilt Industries, Inc. and certain Purchasers
23.1	Consent of Carmel, Milazzo & Feil LLP (contained in Exhibit 5.1).
99.1	Press Release, dated February 15, 2022

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOUGHBUILT INDUSTRIES, INC.

Date: February 16, 2022	By:	/s/ Martin Galstyan
	Name:	Martin Galstyan
	Title:	Chief Financial Officer